The Mexico Equity and Income Fund, Inc.


                                                               February 17, 1997

Dear Fund Shareholder,

We are pleased to provide you with the unaudited financial statements of The Mexico Equity and Income Fund, Inc. (the "Fund") for the semiannual period ended January 31, 1997. During these six months, the Fund's net asset value (NAV) rose 3.8% in U.S. dollar terms. The Fund's price closed on the New York Stock Exchange at $10.25 per share on January 31, 1997.

Mexico's economy continued to improve during the last six months. Inflation declined, interest rates eased and growth continued to improve. As you can read in more detail in the Mexico Adviser's letter that follows, the Adviser believes that a domestic recovery is gaining ground in Mexico. Such a recovery could bring increased profitability for companies with exposure to the country's domestic markets.

Emerging markets such as Mexico play an increasingly important role in the world economies. We continue to believe The Mexico Equity and Income Fund can provide investors with a vehicle for strategic diversification and investment in an important emerging country and a near neighbor of the United States. On behalf of the Board of Directors, I thank you for your participation in the Fund.


Sincerely,

/s/Alan Rappaport
------------------
Alan Rappaport
Chairman

Report of the Mexican Adviser            The Mexico Equity and Income Fund, Inc.
For the Six Months Ended January 31, 1997

Mexico's Economic Environment

The economy in Mexico continued to improve in the last six months, with the country experiencing more growth and less inflation in 1996 than was forecast early in the year. Economic growth, measured by gross domestic product (GDP) was 7.4% in the third quarter, 7.6% in the fourth quarter and 5.1% for the year. GDP is estimated at 4.5% to 4.8% for 1997.

Mexico's firm monetary stance has had the desired effect. Inflation has fallen and is forecast to drop to 18% in 1997 compared to 27.7% in 1996. The average nominal interest rate for 1997 is anticipated to fall to 23% compared to 31.4% in 1996. The peso is expected to devalue against the U.S. dollar by approximately 12% in 1997, which would result in P$8.8 per US$1 at year-end.

The domestic economic outlook for 1997 continues to be positive. Macroeconomic data indicate that the recovery process is solidly underway and is gradually becoming stronger. Mexico issued over US$24 billion in debt and capital securities in the international markets during 1996. During January alone, issuance of government and corporate debt amounted to US$3.2 billion. On January 15, 1997, Mexico repaid US$3.5 billion owed to the U.S. Treasury and US$1.5 billion to the International Monetary Fund. These operations represented a significant improvement in both the cost and schedule of external indebtedness and improved expectations for the orthodox fiscal and monetary management in Mexico.

In the political arena, Mexico's Congress ratified the Electoral Reform Package, greatly advancing Mexico's democratic transition. For the first time in history, political forces reached an overwhelming consensus. The package established conditions for a transparent, honest and equitable electoral process in 1997.

--------------------------------------------------------------------------------
Fund Updates
The Fund's toll-free phone number, (800) 421-4777, provides callers with a recorded monthly update of the markets in which the Fund invests. It also offers details about the Fund, its portfolio and performance.

Tracking the Fund's NAV
The Fund's net asset value (NAV) is calculated weekly and published in The Wall Street Journal every Monday under the heading "Closed End Funds." The Fund's net asset value is also published in Barron's on Saturdays and in The New York Times on Mondays. The Fund is listed on the New York Stock Exchange under the ticker symbol MXE.
--------------------------------------------------------------------------------

The Mexican Stock Market


The Mexican stock market gained 18.3% in U.S. dollar terms for the six months ended January 31, 1997. The market registered over half of this return during January alone. The main reasons for this rally were capital inflows and renewed confidence in Mexico as a result of the positive developments outlined above. We believe it is possible that this January rally could last for a while, considering that the Bolsa is still trading at attractive valuation levels.

The Bolsa's best sector dollar gains during the six-month period were (1) Industrial Conglomerates, 34.4%, (2) Food, Beverage and Tobacco, 24.9%, and (3) Construction Companies, 20.5%. The worst performing sectors were: (1) Financial groups, down 4.8%, (2) Retailing, 1.8%, and (3) Mining, 2.6%.

Fund Performance and Portfolio Strategy

For the six-month period ending January 31, 1997, the Fund's net asset value
(NAV) registered a 14.9% appreciation while its market price gained 17.9% in U.S. dollars, just under the 18.3% return registered by the Mexican Bolsa.

The Fund's equity exposure at January 31, 1997, was 90.0%. Mexican peso debt instruments made up 7.9% of the Fund, including 2.2% in Bancomer convertible bonds, 3.5% in Vitro debt bearing a 13.0% coupon in real terms, and 2.2% in promissory banking notes. In US dollar-denominated products the Fund held 1.0% of its assets, as well as 1.1% in Ahmsa 2001 Yankee dollar convertible bond with a 5.25% coupon, yielding 9% to maturity.

At the end of January the three largest sectors represented in the Fund's portfolio were (1) Food Beverage and Tobacco, 17.9%, (2) Retailing and Specialty Retailers, 17.8%, and (3) Industrial Conglomerates, 16.8%. The three largest stock holdings were (1) Cifra, 7.0%, (2) Desc, 6.0%, and (3) Cemex, 5.3%.

We continue with our mid-year strategy to lower the Fund's exposure to export-oriented companies and/or cyclical sectors and to reallocate to conglomerates with a higher weight on domestic markets. Operating margins should continue to improve as capacity utilization continues to increase.

Food, Beverage and Tobacco-17.9% of the Fund's total investments as of January 31, 1997 The food sector, which is usually one of the first sectors to react to a recovery in consumption, began to show signs of improvement during 1996, due to the 5.9% increase in employment and recovering consumer purchasing power (the minimum wage was raised 17% in December 1996). Most of the companies traded on the Bolsa are market leaders, which should allow them to continue growing at the expense of smaller producers.

Food companies should continue to be favored by reduced competition from imports on the domestic market. Profitability in this sector should be enhanced by greater operating efficiencies, continued control of operating expenditures and a stable exchange rate. In addition, the export market offers strong growth potential for companies in this sector, since some of their products are very price competitive and meet international quality standards.

Per capita, Mexico is among the world's largest soft drink and beer consumers. Beverages have registered a strong rebound in beer and soft drink sales as a result of increased consumer spending. Industry sentiment is that beverage sales volumes could grow at between 5% to 6% in 1997. We expect this positive trend to continue over the next several months.

Retailing and Specialty Retailers -17.8% of the Fund's total investments as of January 31, 1997 The Fund's primary holdings in this sector are Cifra, which we like for fundamental reasons such as its strong financials and good management, and Grupo Elektra, which is a strategic niche player. Specifically, we are not bullish on the retailing and specialty store sector as a whole, but on the companies the Fund holds in this sector. We believe a recovery in this sector will start after the first quarter of this year, and that such a recovery could be more dynamic in the second half of the year.

Industrial Conglomerates-16.8% of the Fund's total investments as of January 31, 1997 Mexico's economic growth in 1997 should generate increased domestic demand and improve prospects for industrial conglomerates since their domestic sales contribute 60% of consolidated sales on average. Increased per capita income also facilitates increased demand for higher priced products.

Top Ten Holdings as of January 31, 1997

Cifra, S.A. de C.V.-7.0% of the Fund's total investments
In our opinion, Cifra is the most attractive company within the retail sector. Cifra's stock currently shows an important discount in relation to its historical ratio. Furthermore, we believe that the company will bear a premium in relation to the other companies of the sector, due to the fact that it is the market leader, with the most solid financial structure and a high operating efficiency.

During the period, the Fund increased its position in Cifra from 5.1% to 7% of total investments as part of our strategy to increase domestic-oriented companies that we believed to be undervalued.

Desc, Sociedad de Fomento Industrial, S.A. de C.V.-6.0% of the Fund's total investments
Desc is Mexico's largest and best diversified industrial group. The company focuses on five business sectors: automotive parts (36% of total sales), chemicals (44%), consumer products (5%), agribusiness (13%) and real estate (2%). Exports represent a third of total sales, reducing its vulnerability to weak domestic demand. On the other hand, Desc's domestic market exposure allows it to benefit from the recovery in domestic demand.

The Group's strategy is to form alliances with worldwide technological leaders while maintaining control over the business. The company also has long-term growth potential, especially in its real estate division, which is currently depressed by the economic situation, but is expected to be profitable from 1998 onwards. During the period, Desc's position increased from 3.9% to 6.0% while the share price rose 24% in U.S. dollar terms.

Cemex, S.A. de C.V.-5.3% of the Fund's total investments
A truly multinational company, Cemex is Mexico's largest cement manufacturing group (with a 63% market share), and the third largest cement company worldwide. With significant operations in five countries around the world and, through its trading and distribution network, a presence in 54 countries (including the southern U.S.), Cemex is geographically diversified. In addition to cement production, the company operates aggregates facilities, ready-mix concrete facilities, warehousing and distribution terminals and an international trading company with offices around the world. Cemex's annual sales are US$3.3 billion and its market capitalization is US$5.2 billion.

We believe cement and construction should be a major beneficiary of increased public and private sector spending in infrastructure during 1997. Within the cement sector, Cemex offers the best value, since it trades at a relative value discount compared to its competitors Apasco and GCC, and to its historic multiples. In spite of concerns over its leverage and expansion we expect positive prospects for the company in Mexico and Latin America for 1997. During the period, the Fund increased its position in Cemex from 4.2% to 5.3% of total investments while its market price registered a 15% increase in U.S. dollar terms.

Tubos de Acero de Mexico S.A. de C.V. ("Tamsa")-5.3% of the Fund's total investments
Tamsa is Mexico's only manufacturer of seamless pipes, used principally in the petroleum industry. Its products include casing pipe, drilling pipe, pipe used for extraction of petroleum and gas, pipes for carrying crude petroleum and gas, mechanical pipe and extruded pipe. Tamsa exports to more than 40 countries representing 65% of total revenues. Tamsa and its Argentinean partner, Siderca Saic, have approximately a 26% share of the world pipe market. Tamsa's annual sales total US$582 million and its market capitalization is US$1.1 billion.

Although Tamsa stock has shown a 75% U.S. dollar return during the six-month period ended January 31, 1997, the company continues to be one of our favorite stocks within the steel sector, due to the high added value of its products and the expected increase in Pemex (the state-run oil monopoly) demand during 1997.

Tablex S.A. de C.V.-4.3% of the Fund's total investments
The company manufactures cookies, pasta, wheat flour, plastic film for food-product packaging and cardboard boxes with annual sales of US$188 million. It currently operates eight factories in four Mexican states, and utilizes a healthy 85% of its installed capacity of 290,000 metric tons per year. Tablex exports 9% of total sales, holds 55% of the pasta market and 7% of the cookie market share in Mexico. Tablex market capitalization is US$207 million.

We believe the food sector will see positive results in 1997 as consumption growth accelerates, therefore Tablex continues to be one of our preferred stocks even after its 91% appreciation registered in 1996. During the period, the Fund increased its position in Tablex from 2.9% to 4.3% while the market price registered a 30% increase in U.S. dollar terms.

Grupo Industrial Bimbo, S.A. de C.V.-4.0% of the Fund's total investments Bimbo is Mexico's largest and low cost bread-loaf manufacturer, with a 90% nationwide market share. It is the country's leading pastry, packaged corn and wheat tortilla producer. Bimbo has an outstanding distribution network that logs in 400,000 sales visits a day. The company operates 65 plants, four in the U.S., three in Central America and six in South America.

This stock has always been a strategic holding in the Fund. During the period, the Fund increased its position in Bimbo from 3.6% to 4% of the Fund while the market price grew 30% in U.S. dollar terms.

Grupo Elektra, S.A. de C.V.-3.7% of the Fund's total investments
Elektra is Mexico's dominant specialty retailer of electronics, appliances and household furniture. It targets the low-income population. Elektra has 450 stores throughout Mexico with expansion plans for 50 new stores in Mexico and 30 in Central America for 1997. A key factor in its growth has been its credit financing program that allows customers to purchase products at a fixed price during a 13 to 53 week period. Other businesses include: money transfer business to/from the U.S., Grupo Hecali, a specialized clothing and footwear store; merchandise transfer between the U.S. and Mexico and other products and services that allow the company to take advantage of its store base and systems infrastructure. Elektra maintains lower advertising costs through its acquisition of a 14.5% stake in Television Azteca. Elektra's annual sales total US$502 million and its market capitalization is US$934 million.

Elektra was recently included in the Fund's top ten holdings due to its excellent management, the market segments it covers and its growth potential. During the period, the Fund increased its position in Elektra from 1.9% to 3.7% while the market price registered a 46% increase in U.S. dollar terms.

Telefonos de Mexico, S.A. de C.V.-3.2% of the Fund's total investments
Telmex is the only Mexican company that offers integrated telecommunication services at the national level, including local, local distance data, cellular and paging services. On August 1996 the company lost its exclusivity over the long distance market. In the short term, Telmex will also face competition in other businesses, such as local service. At the end of 1996 the company had 8,826 million lines in service representing a telephone penetration of roughly
9.6 lines per 100 inhabitants. The company estimates that it has 61% of the cellular telephone market. In 1996, cellular subscribers grew 65%, increasing from 399,061 customers in 1995 to 656,723 by the end of 1996. Telmex's future projects include entering the U.S. long distance market in a joint effort with its commercial partner Sprint.

Telmex's annual sales totaled US$6.4 billion and its market capitalization is US$14.7 billion. During the period, the Fund decreased its position in Telefonos from 5.4% to 3.2% while the price grew 23% in U.S. dollar terms.

San Luis Corporacion, S.A. de C.V.-3.1% of the Fund's total investments
The company is an industrial conglomerate operating in the auto parts and mining sectors. San Luis's sales are 90% export driven, and fall into auto parts (Grupo Rassini, 83% of sales) and mining (Luismin, 17% of sales). Rassini manufactures suspension components, and is leading supplier of leaf springs to original equipment manufacturers for use in the production of light trucks, sport utility vehicles and minivans. Luismin owns and operates gold and silver mines, exporting all its production, which accounts for 10% and 5% of Mexico's total gold and silver output respectively. During the period, San Luis registered 11.1% U.S. dollar return. San Luis' annual sales total US$240 million and its market capitalization is US$522 million.

During the period, we decreased the company position in the fund from 6.2% to 3.1%, following the strategy to reduce exposure in exporting companies due to the expected strengthening of the Peso. During this period its price registered a 2.9% decrease in U.S. dollars.

Kimberly Clark de Mexico, S.A. de C.V.-3.0% of the Fund's total investments Kimberly is Mexico's largest manufacturer of consumer products and systems for personal care and cleansing in both retail and commercial markets. It also participates in the printing and writing paper markets. Kimberly's annual sales totaled US$1.1 billion and its market capitalization is US$5.3 billion.

We consider Kimberly a defensive stock in a good position to benefit from consumption recovery. Since part of its competition comes from imports the stock also offers a partial U.S. dollar hedge. During the period, the Fund decreased its position in Kimberly from 4.1% to 3.0% while the price registered a 23% increase in U.S. dollar terms.

Outlook

In spite of Mexico's positive economic outlook for 1997, the Bolsa is expected to continue its volatility, due to its linkage to U.S. markets and the country's internal politics. On a positive note, the Bolsa has registered the lowest dollar capital appreciation return among the largest Latin American markets, except Chile. Foreign investment in Mexican stocks increased over 26% in 1996 and increased 8.8% in January 1997.

Going forward, we believe Mexico's economy will continue to transition from an export-driven economy to one driven by domestic consumption. Employment has risen and is expected to increase further. Minimum wage increases are expected to slightly outpace estimated inflation in 1997 for the first time ever. These statistics point to an environment of increased domestic consumption. The food sector, which normally reacts quickly to a recovery in domestic consumption, has already shown signs of improvement, especially in beverage consumption. We expect this trend to continue into 1997.

Respectfully,

M. Eugenia Pichardo
Portfolio Manager
Acci Worldwide, S.A. de C.V.
Mexico City
February 24, 1997

Schedule of Investments                  The Mexico Equity and Income Fund, Inc.
January 31, 1997 (Unaudited)

Number                                                                                              Percent
of Shares                Security                                                                   of Holdings              Value
====================================================================================================================================
                         MEXICO                                                                      99.02%

------------------------------------------------------------------------------------------------------------------------------------
                         COMMON STOCK                                                                90.00%
------------------------------------------------------------------------------------------------------------------------------------

                         Cement                                                                       8.11%
   245,000               Apasco, S.A. de C.V ..............................................................               $1,764,439
 2,003,000               Cemex, S.A. de C.V ...............................................................                7,532,869
    28,500               Cemex, S.A. de C.V. B ADR ........................................................                  235,348
 1,570,000               Internacional de Ceramic, S.A. de C.V.* ..........................................                2,329,645
                                                                                                                          ----------
                                                                                                                          11,862,301
                                                                                                                          ----------

                         Communications and Transportation                                            6.97%
 1,000,000               Carso Global Telecom A1* .........................................................                2,942,117
 1,794,999               Cintra, S.A. A* ..................................................................                1,317,978
    50,000               Grupo Televisa ADR* ..............................................................                1,293,750
    22,800               Telefonos de Mexico, S.A. de C.V. ADR* ...........................................                  857,850
 2,000,000               Telefonos de Mexico, S.A.L .......................................................                3,781,260
                                                                                                                          ----------
                                                                                                                          10,192,955
                                                                                                                          ----------

                         Construction                                                                6.02%
   114,000               Bufete Industrial, S.A.* .........................................................                  854,544
   620,000               Corporacion Geo, S.A. de C.V. B* .................................................                3,053,406
   197,000               Empresas ICA Sociedad Controladora, S.A. de C.V.* ................................                2,998,785
   650,000               Grupo Tribasa, S.A. de C.V.* .....................................................                1,904,061
                                                                                                                          ----------
                                                                                                                           8,810,796
                                                                                                                          ----------

                         Financial Groups                                                             5.72%
10,470,000               Grupo Financiero Bancomer, S.A. de C.V. B* .......................................                3,830,406
 2,000,000               Grupo Financiero Banorte, S.A. de C.V. B* ........................................                2,123,441
 2,000,000               Grupo Financiero GBM Atlantico, S.A. de C.V. B* ..................................                1,611,768
 1,956,000               Grupo Financiero Serfin, S.A. de C.V. B* .........................................                  800,665
                                                                                                                          ----------
                                                                                                                           8,366,280
                                                                                                                          ----------

                         Food, Beverage, and Tobacco                                                 17.91%
   812,000               Embotelladoras del Valle de Anahuac, S.A. de C.V. B* .............................                  478,839
 1,100,000               Fomento Economico Mexicano, S.A. de C.V. B .......................................                3,848,417
   410,000               Gruma, S.A. de C.V. B* ...........................................................                2,286,665
   973,000               Grupo Embotelladoras de Mexico, S.A. de C.V.* ....................................                1,468,679
   980,000               Grupo Industrial Bimbo, S.A. de C.V. A ...........................................                5,910,713
   200,000               Grupo Industrial Maseca, S.A. de C.V. B ..........................................                  263,511
   537,000               Grupo Modelo, S.A. de C.V. C .....................................................                3,221,657
 2,224,000               Sistema Argos, S.A. B ............................................................                2,389,715
 1,850,000               Tablex, S.A. de C.V. 2 ...........................................................                6,330,349
                                                                                                                          ----------
                                                                                                                          26,198,545
                                                                                                                          ----------

Schedule of Investments (continued)      The Mexico Equity and Income Fund, Inc.
January 31, 1997 (Unaudited)

Number                                                                                                  Percent
of Shares              Security                                                                      of Holdings              Value
====================================================================================================================================
COMMON STOCK (continued)


                      Industrial Conglomerates                                                          16.84%
     319,000          Alfa, S.A. de C.V. A ...................................................................          $  1,664,880
     550,000          Desc, S.A. de C.V. A* ..................................................................             3,236,329
      50,000          Desc, S.A. de C.V. ADR* ................................................................             1,175,000
     304,000          Desc, S.A. de C.V. B* ..................................................................             1,773,252
     446,000          Desc, S.A. de C.V. C* ..................................................................             2,590,138
     200,000          Grupo Carso, S.A. de C.V. A1 ...........................................................             1,219,060
     600,000          Grupo Imsa, S.A. de C.V. UBC* ..........................................................             1,465,942
   7,900,000          Grupo Industrial Camesa, S.A. de C.V. B* ...............................................             4,203,901
     802,000          San Luis Corporacion, S.A. de C.V ......................................................             4,565,270
   1,200,000          Vitro, S.A .............................................................................             2,741,541
                                                                                                                        ------------
                                                                                                                          24,635,313
                                                                                                                        ------------

                      Mining                                                                             0.93%
                      262,171 Grupo Mexico S.A. de C.V. 108E Series Warrants (Exp. 9/8/01)* ..................               731,094
     150,000          Industrias Penoles, S.A ................................................................               633,195
                                                                                                                        ------------
                                                                                                                           1,364,289
                                                                                                                        ------------

                      Paper                                                                              2.98%
     210,000          Kimberly-Clark de Mexico, S.A. de C.V. A ...............................................             4,351,775
                                                                                                                        ------------

                      Retailing                                                                         10.19%
   7,749,000          Cifra, S.A. de C.V. C* .................................................................            10,289,046
   2,754,000          Controladora Comercial Mexicana, S.A. de C.V.* .........................................             2,515,326
   1,100,000          Organizacion Soriana, S.A. de C.V. B ...................................................             2,110,649
                                                                                                                        ------------
                                                                                                                          14,915,021
                                                                                                                        ------------

                      Specialty Stores                                                                   7.57%
      98,500          Grupo Casa Autrey, S.A. de C.V. ADR ....................................................             1,994,625
     583,000          Grupo Elektra, S.A. de C.V .............................................................             5,257,627
      10,000          Grupo Elektra, S.A. de C.V. ADR* .......................................................               177,500
   1,037,000          Nacional de Drogas, S.A. de C.V. L .....................................................             3,647,905
                                                                                                                        ------------
                                                                                                                          11,077,657
                                                                                                                        ------------

                      Steel                                                                              6.76%
     600,000          Altos Hornos de Mexico, S.A.* ..........................................................             1,228,014
     220,000          Hylsamex, S.A., BCP ....................................................................               900,544
     375,000          Tubos de Acero de Mexico, S.A.* ........................................................             6,543,012
      70,000          Tubos de Acero de Mexico, S.A. ADR* ....................................................             1,225,000
                                                                                                                        ------------
                                                                                                                           9,896,570
                                                                                                                        ------------


                      TOTAL COMMON STOCK (Cost $116,633,595)                                                             131,671,502

Schedule of Investments (continued)      The Mexico Equity and Income Fund, Inc.
January 31, 1997 (Unaudited)



Par Value                                                                    Percent
(000)          Security                                                    of Holdings               Value
===========================================================================================================

-----------------------------------------------------------------------------------------------------------
               CONVERTIBLE DEBENTURES                                           3.32%
-----------------------------------------------------------------------------------------------------------
    $  1,750   Altos Hornos de Mexico 5.50%, 12/15/01 ...............................         $  1,592,500
 MXP  24,113   Grupo Financiero Bancomer 27.67%, 05/16/02**..........................            3,269,492
                                                                                              ------------

               TOTAL CONVERTIBLE DEBENTURES (Cost $5,455,913)                                    4,861,992
                                                                                              ------------

-----------------------------------------------------------------------------------------------------------
               LONG-TERM PROMISSORY NOTES                                       3.49%
-----------------------------------------------------------------------------------------------------------

 MXP  39,250   Vitro, S.A. 13.00%,  12/07/99 ........................................            5,104,961
                                                                                              ------------

               TOTAL LONG-TERM PROMISSORY NOTES ($4,959,549)                                     5,104,961
                                                                                              ------------

-----------------------------------------------------------------------------------------------------------
               SHORT-TERM OBLIGATIONS                                           2.21%
-----------------------------------------------------------------------------------------------------------

               PROMISSORY NOTES                                                  2.21%
MXP    8,126   Banco del Atlantico S.A. 23.00%, 02/03/97 .............................           1,039,491
MXP   13,189   Banco Serfin S.A. 33.00%, 06/20/97 ....................................           1,687,103
MXP    4,000   Banco Serfin S.A. 33.25%, 06/27/97 ....................................             511,672
                                                                                              ------------
               TOTAL PROMISSORY NOTES (Cost $3,302,580)                                          3,238,266

               TOTAL SHORT-TERM OBLIGATIONS (Cost $3,302,580)                                    3,238,266
                                                                                              ------------

               TOTAL MEXICO (Cost $130,351,637)                                                144,876,721
                                                                                              ------------

Schedule of Investments (continued)      The Mexico Equity and Income Fund, Inc.
January 31, 1997 (Unaudited)

Number                                                                           Percent
of Shares      Security                                                      of Holdings             Value
===========================================================================================================
               UNITED STATES                                                       0.98%

-----------------------------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS
-----------------------------------------------------------------------------------------------------------

 1,432,592     Temporary Investment Fund, Inc.-Temp Cash Portfolio                            $   1,432,592
                                                                                               ------------

TOTAL SHORT-TERM INVESTMENTS (Cost $1,432,592)                                                    1,432,592
                                                                                               ------------

TOTAL UNITED STATES (Cost $1,432,592)                                                             1,432,592
                                                                                               ------------

TOTAL INVESTMENTS (Cost $131,784,229)***                                            100%       $146,309,313
                                                                                               ============

----------------

Footnotes and Abbreviations

*    Non-income producing security.
**   Variable rate security. Interest rate represents rate at January 31, 1997.
*** Aggregate cost for Federal income tax purposes is $132,365,352. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
     Excess of market value over tax cost        $ 21,446,576
     Excess of tax cost over market value         (7,502,615)
                                                 ------------
                                                 $ 13,943,961
                                                 ============
MXP  Mexican Pesos
ADR  American Depository Receipt

See accompanying notes to financial statements.

Statement of Assets and Liabilities      The Mexico Equity and Income Fund, Inc.
January 31, 1997 (Unaudited)


Assets
Investments, at value (Cost $131,784,229) ......................................   $ 146,309,313
Cash (including Mexican Pesos of $848,268 with a cost of $848,268) .............         848,268
Receivables:
     Dividends .................................................................          84,356
     Interest (net of withholding tax of $35,079) ..............................       1,300,553
     Maturities ................................................................      32,516,016
     Securities sold ...........................................................       3,855,288
Prepaid expenses ...............................................................          41,826
                                                                                   -------------
         Total Assets ..........................................................     184,955,620
                                                                                   -------------
Liabilities
Payable for securities purchased ...............................................      37,882,141
Due to Mexican Adviser .........................................................          63,424
Due to Co-Adviser ..............................................................          48,788
Due to Administrator ...........................................................          24,394
Accrued expenses ...............................................................         180,210
                                                                                   -------------
         Total Liabilities .....................................................      38,198,957
                                                                                   -------------
Net Assets .....................................................................   $ 146,756,663
                                                                                   =============
Net Asset Value Per Share ($146,756,663/11,825,273) ............................   $       12.41
                                                                                   =============

Net assets consist of:
Capital stock, $0.001 par value; 11,825,273 shares issued and outstanding
     (100,000,000 shares authorized) ...........................................   $      11,825
Paid-in capital ................................................................     131,288,786
Distributions in excess of net investment income ...............................        (845,843)
Accumulated net realized gain on investments and
     foreign currency related transactions .....................................       1,647,480
Net unrealized appreciation in value of investments and on
     translation of other assets and liabilities denominated in foreign currency      14,654,415
                                                                                   -------------

                                                                                   $ 146,756,663
                                                                                   =============

See accompanying notes to financial statements.

Statement of Operations                  The Mexico Equity and Income Fund, Inc.
For the Six Months Ended January 31,1997 (Unaudited)

Investment Income
Interest (Net of taxes witheld of $136,255) ................................................................           $  3,309,797
Dividends ..................................................................................................                405,879
                                                                                                                       ------------
   Total investment income .................................................................................              3,715,676
                                                                                                                       ------------

Expenses
Investment advisory fees ..................................................................    $    690,239
Administration fees .......................................................................         150,052
Custodian fees ............................................................................          73,348
Legal fees ................................................................................          70,575
Insurance .................................................................................          40,546
Printing ..................................................................................          29,742
Audit fees ................................................................................          27,977
Transfer agent fees .......................................................................          20,567
NYSE fees .................................................................................          12,550
Directors' fees ...........................................................................          11,796
Miscellaneous .............................................................................           8,067
                                                                                               ------------
    Total expenses .........................................................................................              1,135,459
                                                                                                                       ------------
    Net investment income ..................................................................................              2,580,217

Net Realized and Unrealized Gain (Loss) on Investments,
    Foreign Currency Holdings and Translation of Other Assets and Liabilities Denominated in Foreign Currency:

Net realized gain (loss) on:
   Security transactions through affiliated brokers ........................................................              4,092,450
   Security transactions through non-affiliated brokers ....................................................              2,885,823
   Foreign currency related transactions ...................................................................               (708,480)
                                                                                                                       ------------
                                                                                                                          6,269,793
Net change in unrealized appreciation in value of investments and
   translation of other assets and liabilities denominated in foreign currency .............................              9,585,087
                                                                                                                       ------------

Net realized and unrealized gain on investments, foreign currency holdings
   and translation of other assets and liabilities denominated in foreign currency .........................             15,854,880
                                                                                                                       ------------

Net increase in net assets resulting from operations .......................................................           $ 18,435,097
                                                                                                                       ============





See accompanying notes to financial statements.

Statements of Changes in Net Assets                        The Mexico Equity and
                                                              Income Fund, Inc.

                                                                                                For the Six
                                                                                               Months Ended         For the Year
                                                                                              January 31, 1997        Ended
                                                                                               (Unaudited)          July 31, 1996
                                                                                               -------------        -------------
Increase (Decrease) in Net Assets
Operations
Net investment income ..............................................................          $   2,580,217           $   9,484,761
Net realized gain (loss) on investments and foreign currency
    related transactions ...........................................................              6,269,793              (1,438,085)
Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated
    in foreign currency ............................................................              9,585,087               8,584,186
                                                                                              -------------           -------------
        Net increase in net assets resulting from operations .......................             18,435,097              16,630,862
                                                                                              -------------           -------------

Distributions to shareholders from
Net investment income ($0.44 per share) ............................................             (5,203,120)                     --
Net realized gains ($0.67 and $0.0867 per share, respectively) .....................             (7,922,933)             (1,025,251)
                                                                                              -------------           -------------
         Decrease in net assets from distributions .................................            (13,126,053)             (1,025,251)
                                                                                              -------------           -------------

Capital share transactions
Proceeds from sale of 3,000,000 shares in connection with rights
    offering (net of sales commission of $623,997) .................................                     --              26,751,003
Offering costs charged to paid-in capital ..........................................                   (789)               (687,339)
                                                                                              -------------           -------------
Net increase (decrease) in net assets resulting from capital
    share transactions .............................................................                   (789)             26,063,664
                                                                                              -------------           -------------
Total increase in net assets .......................................................              5,308,255              41,669,275
                                                                                              -------------           -------------

Net Assets
Beginning of period ................................................................            141,448,408              99,779,133
                                                                                              -------------           -------------

End of period (including undistributed net investment income of
                                                                                                                      =============
    $1,777,060 as of July 31, 1996) ................................................          $ 146,756,663           $ 141,448,408
                                                                                              =============           =============

See accompanying notes to financial statements.

Financial Highlights                     The Mexico Equity and Income Fund, Inc.
For a Share Outstanding throughout Each Period

                                            For the Six
                                            Months Ended  For the Year     For the Year For the Year    For the Year  For the Year
                                        January 31, 1997       Ended           Ended         Ended           Ended       Ended
                                              (Unaudited) July 31, 1996   July 31, 1995  July 31, 1994  July 31, 1993  July 31, 1992
---------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
 Net asset value, beginning of period ...         $11.96        $11.31        $20.33        $18.51         $16.03           $15.08
                                                --------     --------        -------      --------       --------          --------
 Net investment income ..................           0.22          0.81+         0.82          0.51           0.68             0.83
 Net realized and unrealized gains
       (losses) on investments, foreign
       currency holdings, and translation
       of other assets and liabilities
       denominated in foreign currencies            1.34          0.67+        (5.98)         5.47           3.33             1.09
                                                --------     --------        -------      --------       --------          --------
 Net increase (decrease) from
       investment operations ............           1.56          1.48         (5.16)         5.98           4.01             1.92
                                                --------     --------        -------      --------       --------          --------
 Less Distributions
    Dividends from net investment income           (0.44)           --         (0.03)        (0.42)         (0.77)           (0.96)
    Distributions from net realized gains          (0.67)        (0.09)        (3.90)        (1.67)         (0.76)           (0.01)
                                                --------     --------        -------      --------       --------          --------
    Total dividends and distributions ...          (1.11)        (0.09)        (3.93)        (2.09)         (1.53)           (0.97)
                                                --------     --------        -------      --------       --------          --------
 Capital share transactions
    Anti-dilutive effect of dividend
    reinvestment ........................             --            --          0.07            --             --               --
    Dilutive effect of rights offering ..             --         (0.74)           --         (2.07)            --               --
                                                --------     --------        -------      --------       --------          --------
    Total capital share transactions ....           0.00         (0.74)         0.07         (2.07)          0.00             0.00
 Net asset value, end of period .........         $12.41        $11.96        $11.31        $20.33         $18.51           $16.03
                                                ========     ========        =======      ========       ========          ========
 Per share market value, end of period ..        $10.250        $9.625        $11.25        $21.25        $18.625          $14.875

 Total Investment Return Based on
     Market Value* ......................          17.94%        (8.26)%      (31.96)%       41.40%         37.10%           22.80%

 Ratios/Supplemental Data
 Net assets, end of period (in 000s) ....       $146,757     $141,448        $99,779      $175,380       $117,627          $101,190
 Ratios of expenses to average net assets           1.51%      ++1.56%          1.71%         1.64%          1.63%            1.62%
 Ratios of net investment income to
        average net assets ..............           3.44%++       7.32%         5.73%         2.75%          4.14%            5.10%
 Portfolio turnover .....................          49.37%        42.59%        50.52%        43.57%         44.21%           15.08%
 Average commission rate paid** .........         $0.005        $0.003           N/A           N/A            N/A              N/A

* Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Total investment return does not reflect sales loads or brokerage commissions.

** Computed by dividing the total amount of brokerage commissions paid by the total number of shares of investment securities purchased and sold during the period for which commissions were charged as required by the SEC for fiscal years beginning on or after September 1, 1995.

 +   Based on average
     shares outstanding.

++   Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements
January 31, 1997 (Unaudited)
                                                           The Mexico Equity and
                                                               Income Fund, Inc.

NOTE A: Summary of Significant Accounting Policies

The Mexico Equity and Income Fund, Inc., (the "Fund") was incorporated in Maryland on May 24, 1990, and commenced operations on August 21, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Prior to commencing its operations on August 21, 1990, the Fund had no activities other than the sale of 8,772 shares of capital stock to Oppenheimer & Co., Inc., at $11.40 per share.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination of net asset value, or, if no sales price is available at that time, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices, rather than the quoted closing price). Forward contracts are valued at the current cost of covering or offsetting the contracts. Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase when acquired by the Fund was more than 60 days, unless it is determined by the Directors not to represent fair value. All other securities and assets are carried at fair value as determined in good faith by, or under the direction of, the Directors.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of specific identification method for both financial reporting and income tax purposes. Interest income, including the accretion of discount and amortization of premium on investments, is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or when known. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

Tax Status. No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes.

In accordance with U.S. Treasury regulations, the Fund elected to defer $2,408,969 of net realized foreign currency losses arising after October 31, 1995. Such losses are treated for tax purposes as arising on August 1, 1996.

Notes to Financial Statements - (continued)               The Mexico Equity and
January 31, 1997 (Unaudited)                                  Income Fund, Inc.

The Fund is subject to the following withholding taxes on income from Mexican sources:

     Dividends distributed by Mexican companies are not subject to Mexican withholding tax if such dividends are paid out of taxed profits. Dividends distributed by Mexican companies from other sources are subject to a 34% withholding tax.

     Interest income on debt issued by the Mexican federal government and certain other public sector obligations is not subject to withholding. Withholding tax on interest from other debt obligations is at a rate of 4.9%.

     Gains realized by the Fund from the sale or disposition of equity securities that are listed and traded on the Mexican Stock Exchange are exempt from Mexican withholding tax if sold through the stock exchange. Gains realized from the sale or disposition of debt securities are not presently subject to taxation, provided that such securities were originally issued to the Fund or that no more than 10% of the Fund's shares are owned by Mexican residents. Gains realized on transactions outside the Mexican stock exchange are subject to withholding at a rate of 20% of the amount received or, upon the election of the Fund, at 30% of the gain.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, assets and liabilities at the current peso exchange rate on the valuation date, and

     (ii) purchases and sales of investment securities, income and expenses at the peso rate of exchange rate prevailing on the respective dates of such transactions.

     Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange.

The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes. The Fund reports certain foreign exchange realized gains and losses on all other foreign currency related transactions as components of realized gains and losses for financial reporting purposes, where as such components are treated as ordinary income for Federal income tax purposes.

Notes to Financial Statements - (continued)                The Mexico Equity and
January 31, 1997 (Unaudited)                                  Income Fund, Inc.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

Forward Foreign Currency Exchange Contracts. When the Fund enters into a contract for the purchase or sale of securities denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of interest or dividend payments, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such interest or dividend payment, as the case may be, by entering into a forward foreign currency exchange contract. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movement in the value of a foreign currency relative to the U.S. dollar.

Distribution of Income and Gains. The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income, including foreign currency gains, and to normally distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers), except in circumstances where the Fund realizes very large capital gains and where the Directors of the Fund determine that the decrease in the size of the Fund's assets resulting from the distribution of the gains would not be in the interest of the Fund's shareholders generally. An additional distribution may be made to the extent necessary to avoid payment of a 4% Federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S. Federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of paid-in capital.


During the year ended July 31, 1996, the Fund reclassified $7,715,850 from accumulated net realized gain on investments and foreign currency related transactions to undistributed net investment income as a result of permanent book and tax differences relating primarily to foreign currency losses. Net investment income and net assets were not affected by the change.

Notes to Financial Statements - (continued)                The Mexico Equity and
January 31, 1997 (Unaudited)                                  Income Fund, Inc.

NOTE B: Management, Investment Advisory and Administrative Services

Acci Worldwide, S.A. de C.V., serves as the Fund's Mexican Adviser (the "Mexican Adviser") under the terms of the Advisory Agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, the Mexican Adviser makes investment decisions for the Fund and supervises the acquisition and disposition of securities by the Fund. For its services, the Mexican Adviser receives a monthly fee at an annual rate of 0.52% of the Fund's average monthly net assets. For the six months ended January 31, 1997, these fees amounted to $390,135.

Advantage Advisers, Inc., a subsidiary of Oppenheimer & Co., Inc., serves as the Fund's U.S. Co-Adviser (the "Co-Adviser") under the terms of the U.S. Co-Advisory Agreement (the "Co-Advisory Agreement"). Pursuant to the Co-Advisory Agreement, the Co-Adviser makes all investment decisions regarding the Fund's convertible debt securities jointly with the Mexican Adviser and provides advice and consultation to the Mexican Adviser on investment decisions for the Fund. For its services, the Co-Adviser receives a monthly fee of 0.40% of the Fund's average monthly net assets. For the six months ended January 31, 1997, these fees amounted to $300,104.

Oppenheimer & Co., Inc., serves as the Fund's Administrator (the
"Administrator"). The Admini- strator provides certain administrative services to the Fund. For its services, the Administrator receives a monthly fee at an annual rate of 0.20% of the value of the Fund's average monthly net assets. For the six months ended January 31, 1997, these fees amounted to $150,052.


The Fund pays each of its directors who is not a director, officer or employee of the Mexican Adviser, the U.S. Co-Adviser, the Administrator or any affiliate thereof an annual fee of $5,000 plus $700 for each Board of Directors meeting attended in person and $100 for each meeting attended by means of a telephone conference. In addition, the Fund reimburses the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

NOTE C: Capital Stock

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. During the year ended July 31, 1996, the Fund issued 3,000,000 shares in connection with a rights offering to the existing shareholders. Shareholders of record on July 24, 1995, were issued one transferable right for each share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every three rights held at a subscription price of $9.125 per share. Offering costs of $688,128 attributed to the rights offering were charged to paid-in capital, of which $100,000 was paid to Oppenheimer & Co. as reimbursement for its expenses. On August 23, 1995, the Fund received proceeds of $26,751,003, net of sales commissions of $623,997 from the offering, of which Oppenheimer & Co. received $273,750 for financial advisory services and $179,179 for solicitation fees.

Notes to Financial Statements - (continued)                The Mexico Equity and
January 31, 1997 (Unaudited)                                   Income Fund, Inc.

NOTE D: Portfolio Activity

Purchases and sales of securities other than short-term obligations, aggregated $73,705,947 and $63,896,844, respectively, for the six months ended January 31, 1997.

NOTE E: Transactions with Affiliates

Brokerage Commissions. Acciones y Valores de Mexico, S.A. de C.V., the parent company of the Mexican Adviser, received total brokerage commissions of $107,878 during the six months ended January 31, 1997.

NOTE F: Other

At January 31, 1997, substantially all of the Fund's assets were invested in Mexican securities. The Mexican securities markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of securities by the Fund may be inhibited.


--------------------------------------------------------------------------------
 Federal Taxation Notice (unaudited)

 The Fund paid foreign taxes of $408,950 during the fiscal year ended July 31, 1996, which it intends to pass through pursuant to Section 853 of the Internal Revenue Code, to its shareholders, which is deemed to be foreign source income for tax information reporting purposes. During the fiscal year ended July 31, 1996, the Fund made long-term capital gains distributions of $1,025,251.
--------------------------------------------------------------------------------

Dividends and Distributions;                               The Mexico Equity and
Dividend Reinvestment Plan                                     Income Fund, Inc.

The Fund intends to distribute to shareholders substantially all of its net investment company taxable income at least annually. Investment company taxable income, as defined in section 852 of the Internal Revenue Service Code of 1986, includes all of the Fund's taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other required adjustments. The Fund also expects to distribute annually substantially all of its net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers), except in circumstances where the Fund realizes very large capital gains and where the Directors of the Fund determine that the decrease in the size of the Fund's assets resulting from the distribution of the gains would not be in the interests of the Fund's shareholders generally.

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), each shareholder will be deemed to have elected, unless the Plan Agent (as defined below) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by PNC Bank, National Association, the Fund's transfer agent, as the Plan Agent (the "Plan Agent"). Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in U.S. dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for The Mexico Equity and Income Fund, Inc., c/o PNC Bank, National Association, 400 Bellevue Parkway, Wilmington, Delaware 19809. Dividends and distributions with respect to shares of the Fund's Common Stock registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless the service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's Common Stock registered in street name should contact the broker or nominee for details.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; or, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of Common Stock from the Fund valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

Dividends and Distributions;                              The Mexico Equity and.
                                                               Income Fund, Inc.
Dividend Reinvestment Plan (continued)

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertified form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the ease of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either Common Stock or cash. The Plan Agent's fees for the handling of reinvestment of such Dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in Stock or in case. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan's Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions payable in cash.

Brokerage charges for purchasing small amounts of Common Stock for individual accounts through the Plan are expected to be less than usual brokerage charges for such transactions because the Plan Agent will he purchasing stock for all participants in blocks and prorating the lower commissions thus attainable. Brokerage commissions will vary based on, amount other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is cash.

The receipt of dividends and distributions in Common Stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to the participants at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable laws, rules or policies of a regulatory authority) only upon at least 30 days' written notice to the participants. All correspondence concerning the plan should be directed to the Plan Agent at the address above.

                              The Mexico Equity and
                                Income Fund, Inc.



                              Investment Advisers:
                          Acci Worldwide, S.A. de C.V.
                            Advantage Advisers, Inc.


                                 Administrator:
                             Oppenheimer & Co., Inc.


                               Sub-Administrator:
                                    PFPC Inc.


                          Transfer Agent and Registrar:
                                 PNC Bank, N.A.


                                   Custodians:
                                 PNC Bank, N.A.
                            Citibank, N.A.The Mexico
                                     Equity
                                   and Income
                                   Fund, Inc.


                              The Mexico Equity and
                                Income Fund, Inc.


                                SemiAnnual Report
                                January 31, 1997

                            ADVANTAGE ADVISERS, INC.